PART II.  OTHER INFORMATION

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

(a.) Exhibits.

     Exhibit Number                       Description

           27             Financial Data Schedule (contained herein)

(b.) Reports on Form 8-K.

     No events occurred requiring a Form 8-K to be filed.


                                   SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                        Greif Bros. Corporation
                                        (Registrant)



Date: September 13 ,1999                /s/ Joseph W. Reed
                                        Joseph W. Reed
                                        Chief Financial Officer and Secretary
                                        (Duly Authorized Signatory)